November 19, 2015 Brady Corporation F’16 Q1 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: implementation of the Workplace Safety strategy; Brady's ability to develop and successfully market technologically advanced new products; risks associated with restructuring plans and maintaining acceptable operational service metrics; technology changes and potential security violations to the Company's information technology systems; future competition; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; risk associated with loss of key talent; risks associated with obtaining governmental approvals and maintaining regulatory compliance; risk associated with product liability claims; environmental, health and safety compliance costs and liabilities; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risks associated with divestitures; risks associated with identifying, completing, and integrating acquisitions; risks associated with our ownership structure; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2015. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q1 F’16 Financial Summary • Sales down 8.8% to $283.1M in Q1 of F’16 vs. $310.2M in Q1 of F’15. – Organic sales declined 2.2% while foreign currency decreased sales by 6.6%. • Gross profit margin of 49.2% in Q1 of F’16, up from 48.4% in Q1 of F’15. • SG&A expense of $100.7M (35.6% of sales) in Q1 of F’16 vs. $109.3M (35.2% of sales) in Q1 of F’15. • Net earnings from continuing operations of $18.7M in Q1 of F’16 vs. GAAP earnings of $15.5M in Q1 of F’15 and non-GAAP earnings* of $18.4M in Q1 of F’15. • Net earnings from continuing operations per Class A Diluted Nonvoting Share of $0.37 in Q1 of F’16 vs. $0.30 in Q1 of F’15. – Non-GAAP Net Earnings from Continuing Operations per Class A Diluted Nonvoting Share* was $0.36 in Q1 of F’15. • Cash flow from operating activities of $30.4M in Q1 of F’16 vs. $18.6M in Q1 of F’15. * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See appendix.

4Sales Overview • (2.2%) organic sales decline: • ID Solutions – Organic sales decline of (2.4%). • Workplace Safety – Organic sales decline of (1.7%). • (6.6%) decrease due to currency translation. Q1 F’16 SALES: • Our European businesses in both IDS and WPS performed well, with continued organic growth. • Organic sales in IDS negatively impacted by the Americas and Asia. • Organic sales in WPS negatively impacted by North America and Australia. Q1 F’16 SALES COMMENTARY: $273 $302 $311 $308 $291 $310 $317 $310 $283 $290 $289 $283 $200 $225 $250 $275 $300 $325 Q2 F'13 (1.8%) Q3 F'13 (4.8%) Q4 F'13 (2.1%) Q1 F'14 (2.1%) Q2 F'14 (1.1%) Q3 F'14 2.5% Q4 F'14 1.1% Q1 F'15 2.4% Q2 F'15 1.4% Q3 F'15 1.7% Q4 F'15 (1.2%) Q1 F'16 (2.2%)Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 49.2% in Q1 of F’16 compared to 48.4% in Q1 of F’15. • Both Q1 of F’15 and Q1 of F’16 were impacted by facility consolidation-related costs, however, the impact was greater on Q1 of F’15. • Facilities are fully consolidated and actions are in process to improve profitability. GROSS PROFIT MARGIN COMMENTARY: $142 $159 $158 $158 $143 $155 $154 $150 $138 $141 $129 $139 52% 53% 51% 51% 49% 50% 49% 48% 49% 49% 45% 49% 25% 30% 35% 40% 45% 50% 55% $100 $150 $200 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense and G&A Expense 6 • G&A expense was $26.6M in Q1 of F’16. G&A expenses were down in most areas, except for IT due to system upgrades and digital enhancements. • Reductions in G&A to come from efficiency and standardization activities. G&A EXPENSE (subset of SG&A): • SG&A expense was down $8.6M to $100.7M in Q1 of F’16 compared to $109.3M in Q1 of F’15. • Approximately 3/4s of the decline in SG&A expense was caused by the strengthening of the U.S. dollar against other major currencies and the remaining 1/4 was due to efficiency gains. SG&A EXPENSE: $34.5 $30.8 $27.2 $32.8 $29.5 $29.3 $28.4 $27.8 $26.8 $24.8 $28.0 $26.6 $20 $30 $40 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 GENERAL & ADMIN. EXPENSE (millions of USD) $110 $112 $107 $113 $111 $117 $111 $109 $108 $103 $103 $101 40% 37% 34% 37% 38% 38% 35% 35% 38% 35% 36% 36% 20% 25% 30% 35% 40% $50 $100 $150 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 SG&A and SG&A% as of SALES (millions of USD)

7Net Earnings & EPS From Continuing Operations * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See appendix. • Q1 F’16 Net earnings were $18.7M compared to Non- GAAP net earnings* of $18.4M in Q1 of F’15. • Increase in earnings driven by improved gross profit margins in IDS and efficiencies in SG&A. Q1 F’16 – Net Earnings • Q1 F’16 Diluted EPS was $0.37 compared to Non- GAAP EPS* of $0.36 in Q1 of F’15. Q1 F’16 – EPS $0.38 $0.55 $0.55 $0.43 $0.25 $0.43 $0.41 $0.36 $0.29 $0.34 $0.28 $0.37 $0.00 $0.20 $0.40 $0.60 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS* $20 $29 $29 $23 $13 $22 $21 $18 $15 $18 $14 $19 $0 $10 $20 $30 $40 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (millions of USD)

8

Cash Generation

Cash Flow from Operating Activities (millions of USD)



$50
$40
$30
$20
$10
$0
-$10
$16
$34
$18
$26
$(3)
$30
$41
$30
Q2 F'14
Q3 F'14
Q4 F'14
Q1 F'15
Q2 F'15
Q3 F'15
Q4 F'15
Q1 F'16

(millions of USD)	3 Mos. Ended Oct. 31, 2015		3 Mos. Ended Oct. 31, 2014	
Cash Balance - Beginning of Period	$	114.5	$	81.8
Net Cash Provided by Operating Activities		30.4		18.6
Capital Expenditures		(2.3)		(11.5)
Proceeds from Sales of Businesses		-		8.8
Purchase of Stock		(16.2)		-
Dividends		(10.2)		(10.2)
Debt (Repayments) Borrowings - Net		(2.7)		33.3
Effect of Exchange Rate on Cash		(2.6)		(3.8)
Other		(0.3)		(0.5)
Cash Balance - End of Period	$	110.6	$	116.5

CASH FLOWS IN Q1 OF F'16:

- Cash flow from operating activities of $30.4M in Q1 of F'16 compared to $18.6M in Q1 of F'15.
- Free cash flow* of $28.1M in Q1 of F'16 compared to $7.1M in Q1 of F'15.
- Returned $10.2M to our shareholders in the form of dividends.
- Returned $16.2M to our shareholders in the form of share buybacks as 807,692 shares were repurchased at an average purchase price of $20.01 per share.

* Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures.

BRADY

Net Debt & EBITDA 9 1.4 1.3 1.2 1.2 1.3 1.5 1.2 1.2 1.2 1.2 1.1 1.1 0.0x 0.5x 1.0x 1.5x Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 NET DEBT / TTM EBITDA* • October 31, 2015 Cash = $110.6M, Debt = $250.6M (net debt = $140.0M), and TTM EBITDA = $123.3M. • Net Debt/EBITDA* = 1.1 to 1. • Gross debt declined in Q1 of F’16 even after returning a total of $26.4M to shareholders in the form of dividends and share buybacks. • Balance sheet continues to provide flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA. $297 $261 $222 $210 $209 $221 $181 $174 $184 $168 $139 $140 $0 $50 $100 $150 $200 $250 $300 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 NET DEBT (millions of USD)

10F’16 Guidance F’16 Diluted EPS $1.10 to $1.30 Guidance Assumptions: • Slightly down organic sales for the balance of fiscal 2016, which is reflective of economic challenges in certain industrial markets and geographies. • Exchange rates consistent with those as of October 31, 2015. • Full-year depreciation and amortization expense of up to approximately $40M. • Full-year tax rate in the upper 20% range. • Full-year capital expenditures of approximately $25M.

Q1 F’16 vs. Q1 F’15 PERFORMANCE (millions of USD) 11Identification Solutions • Revenues down 7.4%: • Organic = -(2.4)% • Fx = -(5.0)% • Organic sales growth in Europe-based business. • Organic sales down in the Americas and Asia. • Segment profit continues to be impacted by operational inefficiencies. However, operational improvements are taking hold in recently consolidated facilities, causing the improved segment profit when compared to Q4 of F’15. Q1 F’16 SUMMARY: • Expect organic revenues for the balance of F’16 to be down slightly when compared to F’15. • Expect segment profit in the high teens to approximately 20% of sales in F’16. OUTLOOK: Q1 F’16 Q1 F’15 Change Sales $ 196.3 $ 212.1 - 7.4 % Segment Profit 40.0 43.5 - 8.0% Segment Profit % 20.4% 20.5% - 0.1 pts $195 $206 $214 $212 $192 $201 $202 $196 19% 22% 20% 21% 19% 21% 14% 20% 0% 5% 10% 15% 20% $160 $180 $200 $220 $240 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 SALES & SEGMENT PROFIT % (millions of USD)

Q1 F’16 vs. Q1 F’15 PERFORMANCE (millions of USD) 12Workplace Safety • Revenues down 11.6%: • Organic = -(1.7)% • Fx = -(9.9)% • Strengthening of the U.S. dollar had a more significant impact on the Workplace Safety platform as approximately half of WPS revenues are generated in Western Europe. • Segment profit of 19.2% is an improvement compared to the prior year of 15.8% due to reduced catalog advertising and continued efficiencies in selling expenses. Q1 F’16 SUMMARY: • Expect organic revenues for the balance of F’16 to be down slightly when compared to F’15. • Expect segment profit in the mid to upper teens as a % of sales in F’16. OUTLOOK: Q1 F’16 Q1 F’15 Change Sales $ 86.7 $ 98.1 - 11.6% Segment Profit 16.7 15.5 - 19.2% Segment Profit % 19.2% 15.8% + 3.4 pts $96 $103 $102 $98 $91 $89 $87 $87 15% 14% 18% 16% 14% 14% 18% 19% 0% 5% 10% 15% 20% $50 $70 $90 $110 $130 Q2 F'14 Q3 F'14 Q4 F'14 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 SALES & SEGMENT PROFIT % (millions of USD)

13Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 14

COMPARABLE INCOME STATEMENTS (millions of USD) 15Comparable Income Statements 2015 2014 Change Sales 283.1$ 310.2$ (27.1)$ Gross Margin 139.3 150.2 (10.9) % of Sales 49.2% 48.4% Research and Development (8.5) (9.6) 1.1 Selling, General and Admin. (100.7) (109.3) 8.6 % of Sales (35.6%) (35.2%) 0.3 pts Restructuring Charges - (4.3) 4.3 Operating Income 30.1 27.0 3.1 Interest and Other (2.9) (2.6) (0.3) Income Taxes (8.5) (8.9) 0.4 Net Earnings from Continuing Operations 18.7$ 15.5$ 3.2$ % of Sales 6.6% 5.0% 1.6 pts Net Earnings from Continuing Operations per Diluted Class A Nonvoting Common Share 0.37$ 0.30$ 0.07$ Net Earnings from Continuing Operations, Excluding Certain Items (Non-GAAP measure)* 18.7$ 18.4$ 0.3$ % of Sales 6.6% 5.9% 0.7 pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items (Non-GAAP measure)* 0.37$ 0.36$ 0.01$ Three Months Ended October 31,

(‘000s of USD) 16Debt Structure October 31, 2015 Balance July 31, 2015 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.07% Variable 100,500$ 102,000$ China Borrowings: USD & CNY-denominated notes payable 3.53% Variable 9,173 10,411 Private Placements: USD-denominated 2006 Series 5.30% Fixed 26,143 26,143 USD-denominated 2007 Series 5.33% Fixed 32,743 32,743 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 32,928 32,960 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 49,392 49,442 TOTAL DEBT 250,879$ 253,699$ Interest Rate

EBITDA Reconciliation – Total Company

17

EBITDA - Total Company

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2016				
	Q1	Q2	Q3	Q4	Total
EBITDA from Continuing Operations:					
Earnings from continuing operations	$ 18,703				$ 18,703
Interest expense	2,151				2,151
Income taxes	8,489				8,489
Depreciation and amortization	8,889				8,889
EBITDA from Continuing Operations (non-GAAP	$ 38,232				$ 38,232

	Fiscal 2015				
	Q1	Q2	Q3	Q4	Total
EBITDA from Continuing Operations:					
Earnings (loss) from continuing operations	$ 15,499	$ 11,584	$ 17,213	$ (39,394)	$ 4,902
Interest expense	2,891	3,000	2,503	2,762	11,156
Income taxes	8,906	2,438	5,003	3,746	20,093
Depreciation and amortization	10,123	9,943	11,415	7,977	39,458
Impairment charges	—	—	—	46,867	46,867
EBITDA from Continuing Operations (non-GAAP	$ 37,419	$ 26,965	$ 36,134	$ 21,958	$ 122,476

BRADY

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items“ and “Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.” These are not calculations based upon GAAP. The amounts included in these Non- GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items. Reconciliations of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 18Non-GAAP Reconciliations 2015 2014 18,703$ 15,499$ — 2,947 18,703$ 18,446$ Three Months Ended October 31, Net Earnings from Continuing Operations (GAAP measure) Restructuring charges Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure) 2015 2014 $ 0.37 $ 0.30 — 0.06 Items (non-GAAP measure) 0.37$ 0.36$ Restructuring charges Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Three Months Ended October 31, Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure)